SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported):
                           February 6, 1995


                           TIME WARNER INC.
        (Exact name of registrant as specified in its charter)

                Delaware                1-8637         13-1388520
      ----------------------------  ------------   -------------------
      (State or other jurisdiction  (Commission    (I.R.S. Employer
             of incorporation)      File Number)   Identification No.)





               75 Rockefeller Plaza, New York, NY 10019
     ------------------------------------------------------------
         (Address of principal executive offices)  (zip code)

                            (212) 484-8000
     ------------------------------------------------------------
         (Registrant's telephone number, including area code)

                            Not Applicable
     ------------------------------------------------------------
     (Former name or former address, if changed since last report)

     Item 5. Other Events.

               On February 6, 1995, Time Warner Inc. ("Time
     Warner") entered into the following related agreements:
     (i) an Agreement and Plan of Merger (the "Cablevision Merger Agreement") with Cablevision Industries Corporation ("Cablevision"), Alan Gerry, the majority stockholder of Cablevision, and TW CVI Acquisition Corp. ("Merger Sub"), a direct, wholly owned subsidiary of Time Warner, (ii) an Agreement and Plan of Merger (the "CPI Merger Agreement") with Cablevision Properties, Inc. ("CPI") and Alan Gerry, the owner of all the capital stock of CPI, (iii) an Agreement and Plan of Merger (the "CMP Merger Agreement" and, together with the Cablevision Merger Agreement and the CPI Merger Agreement, the "Merger Agreements") with Cablevision Management Corporation of Philadelphia ("CMP and, together with CPI, the "Merger Gerry Companies") and Alan Gerry, the owner of all the capital stock of CMP, (iv) a Purchase Agreement (the "Purchase Agreement") with Cablevision Industries of Delaware, Inc. ("CID"), ARA Cablevision Inc. ("ARA" and, together with CID, the "Direct Holders"), Cablevision Industries Limited Partnership ("CILP"), Cablevision Industries of Saratoga Associates ("CISA"), Cablevision of Fairhaven/Acushnet ("CFA"), Cablevision Industries of Middle Florida, Inc. ("CIMF"), Cablevision Industries of Florida, Inc. ("CIF" and, together with CILP, CISA, CFA and CIMF, the "Purchase Gerry Companies") and Alan Gerry, the sole beneficial owner of all the equity interests in each Purchase Gerry Company, and (v) a Supplemental Agreement (the "Supplemental Agreement") with Cablevision, the Merger Gerry Companies, the Purchase Gerry Companies, the Direct Holders, Alan Gerry and Merger Sub.

               Pursuant to the Merger Agreements and the Purchase Agreement, (i) a wholly owned subsidiary of Time Warner will merge with and into Cablevision and each Merger Gerry Company, each of which merged company will become a direct, wholly owned subsidiary of Time Warner, (ii) Time Warner and certain of its subsidiaries will purchase the equity interests in certain Purchase Gerry Companies, each of which Purchase Gerry Company will become a subsidiary of Time Warner, and (iii) Time Warner and certain of its subsidiaries will purchase the assets of the other Purchase Gerry Companies. The aggregate consideration for the acquisition of Cablevision, the Merger Gerry Companies and the Purchase Gerry Companies (collectively, the "Cablevision Companies") will be 2,500,000 shares of common stock of Time Warner, 3,250,000 shares each of two newly designated series of convertible preferred stock of Time Warner (the "Preferred Stock"), and the assumption of the liabilities of the Cablevision Companies, including an aggregate of approximately $2,000,000,000 of indebtedness. The Merger Agreements and the Purchase Agreement provide for adjustments to the consideration to the extent that indebtedness, negative working capital and related liabilities of the Cablevision Companies exceed $2,057,625,000 on the closing date.

               Each series of Preferred Stock will have a liquidation value of $100 per share, and together such series will be convertible at any time into an aggregate of approximately 13,540,000 shares of common stock of Time Warner (equivalent to a conversion price of $48 per share). One series of Preferred Stock will pay cash dividends for the first four years at an annual rate of $3.75 per share. Thereafter, dividends on such series will be payable in an amount equal to dividends paid on the shares of common stock into which the Preferred Stock of such series may be converted. Time Warner will have the right after four years to exchange such series of Preferred Stock for common stock at the stated conversion price plus accrued and unpaid dividends. Five years after the closing, Time Warner will have the right to redeem such series of Preferred Stock for cash at a redemption price equal to the liquidation value plus accrued and unpaid dividends. The second series of Preferred Stock will be identical to the first, except that dividends will be paid at an annual rate of $3.75 per share for five years (rather than four), and such series will be exchangeable by Time Warner into common stock of Time Warner after five years (rather than four).

               The closing of the transactions is subject to customary conditions for transactions of this type, including certain regulatory approvals, as specified in the Supplemental Agreement.

               The Cablevision Companies own and operate cable television systems serving approximately 1.3 million subscribers principally in New York, North Carolina, Florida, California's San Fernando Valley and Columbia, South
     Carolina.

     Item 7. Exhibits

          2(a) Agreement and Plan of Merger dated as of February 6, 1995, among Cablevision Industries
               Corporation, Alan Gerry, Time Warner Inc. and TW
               CVI Acquisition Sub.

          2(b) Agreement and Plan of Merger dated as of February 6, 1995, among Cablevision Properties,
               Inc., Alan Gerry and Time Warner Inc.

          2(c) Agreement and Plan of Merger dated as of February 6, 1995, among Cablevision Management
               Corporation of Philadelphia, Alan Gerry and Time
               Warner Inc.

          2(d) Purchase Agreement dated as of February 6, 1995, among Alan Gerry, Cablevision Industries of Delaware, Inc., ARA Cablevision Inc., Cablevision Industries Limited Partnership, Cablevision Industries of Saratoga Associates, Cablevision of Fairhaven/Acushnet, Cablevision Industries of Middle Florida, Inc., Cablevision Industries of Florida, Inc. and Time Warner Inc.

          2(e) Supplemental Agreement dated as of February 6,
               1995, including Annex A thereto, among Cablevision Industries Corporation, Cablevision Industries of Delaware, Inc., ARA Cablevision Inc., Cablevision Industries Limited Partnership, Cablevision Industries of Saratoga Associates, Cablevision of Fairhaven/Acushnet, Cablevision Industries of Middle Florida, Inc., Cablevision Industries of Florida, Inc., Alan Gerry, Time Warner Inc. and TW CVI Acquisition Sub.

                               SIGNATURES

               Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on February 13, 1995.


                              TIME WARNER INC.

                              By: /s/ Peter R. Haje
                                  --------------------------------
                                  Name:   Peter R. Haje
                                  Title:  Executive Vice President

                             EXHIBIT INDEX


     Exhibit No.           Description of Exhibit

     2(a) Agreement and Plan of Merger dated as of February 6, 1995, among Cablevision Industries Corporation, Alan Gerry, Time Warner Inc. and TW CVI Acquisition Sub.

     2(b)                  Agreement and Plan of Merger dated as
                           of February 6, 1995, among Cablevision
                           Properties, Inc., Alan Gerry and Time
                           Warner Inc.


     2(c)                  Agreement and Plan of Merger dated as
                           of February 6, 1995, among Cablevision
                           Management Corporation of Philadelphia,
                           Alan Gerry and Time Warner Inc.


     2(d)                  Purchase Agreement dated as of
                           February 6, 1995, among Alan Gerry,
                           Cablevision Industries of Delaware,
                           Inc., ARA Cablevision Inc., Cablevision
                           Industries Limited Partnership,
                           Cablevision Industries of Saratoga
                           Associates, Cablevision of
                           Fairhaven/Acushnet, Cablevision
                           Industries of Middle Florida, Inc.,
                           Cablevision Industries of Florida, Inc.
                           and Time Warner Inc.

     Exhibit No.           Description of Exhibit

     2(e) Supplemental Agreement dated as of February 6, 1995, including Annex A thereto, among Cablevision Industries Corporation, Cablevision Industries of Delaware, Inc., ARA Cablevision Inc., Cablevision Industries Limited
                           Partnership, Cablevision Industries of
                           Saratoga Associates, Cablevision of
                           Fairhaven/Acushnet, Cablevision
                           Industries of Middle Florida, Inc.,
                           Cablevision Industries of Florida,
                           Inc., Alan Gerry, Time Warner Inc. and
                           TW CVI Acquisition Sub.